UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2006
NationsHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50348	06-1688360

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13630 N.W. 8th Street, Suite 210, Sunrise, Florida	33325

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(954) 903-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On February 28, 2006, NationsHealth, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1. Such information shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

99.1	Press release issued February 28, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 28, 2006

NATIONSHEALTH, INC.
By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press release issued on February 28, 2006.

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